UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2014

THE MADISON SQUARE GARDEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-34434	No. 27-0624498
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Penn Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2014, The Madison Square Garden Company (the “Company”) entered into a Retirement Agreement and a Consulting Agreement (collectively, the “Agreements”) with Robert M. Pollichino, the Company’s Executive Vice President and Chief Financial Officer. Pursuant to the Agreements, Mr. Pollichino will retire from the Company on November 1, 2014, or such later date that the Company may request, but in no event later than December 31, 2014. Following his retirement, Mr. Pollichino has agreed to serve as a consultant to the Company through the first anniversary of his retirement to provide advice and counsel as well as assistance on projects as reasonably requested by the Company.

The Retirement Agreement provides that Mr. Pollichino will be eligible to receive a pro rata target annual bonus for the Company’s fiscal year ending June 30, 2015, and his outstanding long-term cash performance and restricted stock unit awards will vest pro rata, based on a December 31, 2014 retirement date (regardless of his actual retirement date). Such long-term awards will be payable if, when, and to the same extent that the Company makes payments to its employees who hold such awards. In addition, pursuant to the Consulting Agreement, the Company will pay Mr. Pollichino $500,000 for his year of consulting services.

Mr. Pollichino is subject to confidentiality, non-disparagement, non-compete, non-solicitation, and certain other covenants pursuant to the Agreements. The foregoing description of the Agreements do not purport to be complete and is qualified in its entirety by reference to the Agreements, copies of which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

The Company issued a press release on January 6, 2014 announcing Mr. Pollichino’s retirement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Retirement Agreement, dated as of January 6, 2014, between Robert M. Pollichino and The Madison Square Garden Company.*

10.2	Consulting Agreement, dated as January 6, 2014, between Robert M. Pollichino and The Madison Square Garden Company.*

99.1	Press Release of the Company dated January 6, 2014.

*	This exhibit is a management contract or a compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MADISON SQUARE GARDEN COMPANY
(Registrant)

By:	/s/ Lawrence J. Burian
Name:	Lawrence J. Burian
Title:	Executive Vice President,
General Counsel and Secretary

Dated: January 6, 2014

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